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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): October 19, 2004

                       Medicis Pharmaceutical Corporation
             (Exact Name of Registrant as Specified in Its Charter)

           Delaware                        0-18443                52-1574808
(State or Other Jurisdiction of    (Commission File Number)     (IRS Employer
        Incorporation)                                       Identification No.)

8125 North Hayden Road
Scottsdale, Arizona                                                85258-2463
(Address of Principal                                              (Zip Code)
Executive Offices)

Registrant's telephone number, including area code:            (602) 808-8800

                                       N/A
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02     Results of Operations and Financial Condition

         On October 19, 2004, Medicis Pharmaceutical Corporation (the "Company") issued a press release regarding its first quarter 2005 financial results. A copy of the Company's press release is attached hereto as Exhibit 99.1.

         In accordance with general instruction B.2 to Form 8-K, the information filed in this Form 8-K (including Exhibit 99.1) shall be deemed "furnished" and not "filed" with the Securities and Exchange Commission for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing under the Securities Act of 1933, as amended.

Item 9.01     Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not Applicable.

(b) Pro Forma Financial Information.

Not Applicable.

(c) Exhibits.

99.1 Copy of press release, dated October 19, 2004, issued by Medicis Pharmaceutical Corporation

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         MEDICIS PHARMACEUTICAL CORPORATION
                                         (Registrant)


Date:  October 19, 2004                  /s/ Mark A. Prygocki, Sr.
                                         ---------------------------------------
                                         Name:   Mark A. Prygocki, Sr.
                                         Title:  Executive Vice President, Chief
                                                 Financial Officer, Corporate
                                                 Secretary and Treasurer